                                                                    EXHIBIT 10.7

                           FOURTH AMENDED AND RESTATED
                                SUBSIDIARY GUARANTY

            GUARANTY, dated as of May 18, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002, as further amended and restated as of January 17, 2003 and as further amended and restated as of July 30, 2004 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, this "Guaranty"), made by the undersigned (together with any other entity which becomes a party hereto pursuant to Section 24, each, a "Guarantor" and, collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, Reynolds American Inc. ("Parent"), R.J. Reynolds Tobacco Holdings, Inc. (the "Borrower"), the various lending institutions from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), have entered into a Credit Agreement, dated as of May 7, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002 and as further amended and restated as of July 30, 2004 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, the Administrative Agent, the Senior Managing Agents and the Collateral Agent herein called the "Lender Creditors");

            WHEREAS, Parent and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more agreements or arrangements with JPMCB or any of its affiliates (even if JPMCB ceases to be a Lender under the Credit Agreement for any reason (JPMCB, any such affiliate and their respective successors and assigns, each, a "Credit Card Issuer")) providing for credit card loans made available to certain employees of Parent and/or one or more of its Subsidiaries (each such agreement or arrangement with a Credit Card Issuer, a "Secured Credit Card Agreement").

            WHEREAS, the Parent and/or one or more of its Subsidiaries may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with a Hedging Creditor (as hereinafter defined), together with the Existing Interest Rate Swap Agreement, a "Permitted Hedging Agreement") with any Lender, any affiliate thereof or a syndicate of financial institutions organized by a Lender or an affiliate of a Lender (even if, in either case, any such

                                                                       Exhibit D
                                                                          Page 2

Lender ceases to be a Lender under the Credit Agreement for any reason) (any such Lender, affiliate or other such financial institution that participates therein, together with Calyon (as counterparty to the Existing Interest Rate Swap Agreement), and in each case its subsequent successors and assigns, collectively, the "Hedging Creditors", and together with the Lender Creditors and each Credit Card Issuer, the "Creditors");

            WHEREAS, each Guarantor is a direct or indirect Subsidiary of Parent;

            WHEREAS, certain of the Guarantors have heretofore entered into a Subsidiary Guaranty, dated as of May 18, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002 and as further amended and restated as of January 17, 2003 (as so amended and restated and as further amended, modified and/or supplemented to, but not including, the date hereof, the "Third Amended and Restated Subsidiary Guaranty");

            WHEREAS, the Guarantors desire to amend and restate the Third Amended and Restated Subsidiary Guaranty in the form of this Guaranty;

            WHEREAS, the Credit Agreement and/or the Permitted Hedging Agreements require that this Guaranty be executed and delivered; and

            WHEREAS, each Guarantor will obtain benefits from the incurrence and maintenance of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into and/or maintaining by Parent and/or one or more of its Subsidiaries of the Secured Credit Card Agreements and the Permitted Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the requirements described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

            1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender Creditors (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms, conditions and agreements contained in the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations

                                                                       Exhibit D
                                                                          Page 3

being herein collectively called the "Credit Document Obligations"); (ii) to each Credit Card Issuer the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by each Guaranteed Party to the Credit Card Issuers (including, without limitation, indemnities, fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Secured Credit Card Agreement, whether or not such interest is an allowed claim in any such proceeding)) under each Secured Credit Card Agreement, whether now in existence or hereafter arising, and the due performance and compliance by each Guaranteed Party with all terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "Credit Card Obligations") and (iii) to each Hedging Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by each Guaranteed Party to the Hedging Creditors (including, without limitation, indemnities, fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Permitted Hedging Agreement, whether or not such interest is an allowed claim in any such proceeding)) under each Permitted Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by each Guaranteed Party with all terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (iii) being herein collectively called the "Hedging Obligations", and together with the Credit Document Obligations and Credit Card Obligations are herein collectively called the "Guaranteed Obligations"). As used herein, the term "Guaranteed Party" shall mean Parent, the Borrower and each Subsidiary of Parent party to any Secured Credit Card Agreement or Permitted Hedging Agreement (other than a Parent Non-Guarantor Subsidiary). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, the Borrower, any other Guaranteed Party, against any security for the Guaranteed Obligations, or against any other guarantor under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

            2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower or any other Guaranteed Party upon the occurrence in respect of the Borrower or any such other Guaranteed Party of any of the events specified in
Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States of America.

            3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other person, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application

                                                                       Exhibit D
                                                                          Page 4

of payment by the Borrower, any other Guaranteed Party or any other person, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other person as to the Guaranteed Obligations, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower or any other Guaranteed Party, (v) any payment made to any Creditor on the Guaranteed Obligations which any Creditor repays the Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (vi) any action or inaction by the Creditors as contemplated in Section 6 hereof or (vii) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor of any Guaranteed Party, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor of any Guaranteed Party, the Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor of any Guaranteed Party, the Borrower or any other Guaranteed Party be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to the Borrower or such other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.

            5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor of any Guaranteed Party or any other Guaranteed Party).

            6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (ii) take and hold security for the payment of the Guaranteed Obligations and/or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those

                                                                       Exhibit D
                                                                          Page 5

      hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (iii) exercise or refrain from exercising any rights against the Borrower, any Guarantor, any other guarantor of any Guaranteed Party, any other Guaranteed Party or others or otherwise act or refrain from acting;

            (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any other Guaranteed Party to creditors of the Borrower or any other Guaranteed Party;

            (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower or any other Guaranteed Party to the Creditors regardless of what liabilities of the Borrower or such other Guaranteed Party remain unpaid;

            (vi) release or substitute any one or more endorsers, guarantors, Guarantors, the Borrower, any other Guaranteed Party or other obligors;

            (vii) consent to or waive any breach of, or any act, omission or default under, the Secured Credit Card Agreements, the Permitted Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Secured Credit Card Agreements, the Permitted Hedging Agreements, the Credit Documents or any of such other instruments or agreements; and/or

            (viii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty.

            7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

            8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without

                                                                       Exhibit D
                                                                          Page 6

notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower, any other Guaranteed Party or any of their respective Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            9. Any indebtedness of the Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower or such other Guaranteed Party, as the case may be, to the Creditors; and such indebtedness of the Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower or such other Guaranteed Party to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower or any other Guaranteed Party to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of any Guaranteed Party or any other person; (ii) proceed against or exhaust any security held from the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of any Guaranteed Party or any other person; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of any Guaranteed Party or any other person other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of any Guaranteed Party or any other person, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranteed Party, other than payment in full in cash of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower, any other Guaranteed Party or any other person, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder, except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guaranteed Party or any other person or any security.

                                                                       Exhibit D
                                                                          Page 7

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            (c) Until such time as the Guaranteed Obligations have been paid in full in cash, each Guarantor hereby forbears from exercising all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower, any other Guaranteed Party or any other Guarantor which it may at any time otherwise have as a result of this Guaranty.

            11. If and to the extent that any Guarantor makes any payment to any Creditor or to any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against the Borrower or any other Guaranteed Party by reason thereof shall be subject and subordinate to the prior payment in full in cash of the Guaranteed Obligations to each Creditor.

            12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when no Note or Letter of Credit remains outstanding and all Credit Document Obligations have been paid in full (other than those arising from indemnities for which no request has been made), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            13. The Guarantors hereby jointly and severally agree to pay all reasonable and actual out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and the protection of such Creditor's rights hereunder, and in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable and actual fees and disbursements of counsel employed by the Administrative Agent or any of the other Creditors). Any reference in this Guaranty to "fees of counsel" shall mean the actual and reasonable fees of counsel incurred at customary and reasonable rates in the jurisdiction in which such counsel performed its services, not pursuant to any statutory formula or percentage calculation.

            14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Administrative Agent (with the consent of (x) the Required Lenders or, to the extent required by Section 12.12 of the Credit Agreement, all of the Lenders, at all times prior to the time at which

                                                                       Exhibit D
                                                                          Page 8

all Credit Document Obligations have been paid in full, or (y) the holders of at least a majority of the outstanding Credit Card Obligations and Hedging Obligations at all times after the time at which all Credit Document Obligations have been paid in full) and each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations, (ii) the Credit Card Issuers as holders of the Credit Card Obligations or (iii) the Hedging Creditors as holders of the Hedging Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders, (ii) with respect to the Credit Card Obligations, the holders of at least a majority of all Credit Card Obligations outstanding from time to time and (iii) with respect to the Hedging Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Permitted Hedging Agreements.

            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents, the Secured Credit Card Agreements and the Permitted Hedging Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement and any payment default under any Secured Credit Card Agreement or Permitted Hedging Agreement and to include in any event, any payment default on any of the Guaranteed Obligations continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor acknowledges and agrees that the provisions of this Section 17 are subject to the sharing provisions set forth in Section 12.06(b) of the Credit Agreement.

            18. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (including by way of overnight courier) (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below, (iii) in the case of any Credit Card Issuer, at such address as such Credit Card Issuer shall have specified in writing to the Guarantor and (iv) in the case of any Hedging Creditor, at such address as such Hedging

                                                                       Exhibit D
                                                                          Page 9

Creditor shall have specified in writing to the Guarantor; or, in any case, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be deemed to have been duly given or made (i) in the case of any Creditor, when received and
(ii) in the case of any Guarantor, when delivered to such Guarantor in any manner required or permitted hereunder.

            19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of said Creditors repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Creditor or any of its property or (ii) any settlement or compromise of any such claim effected by such Creditor with any such claimant (including the Borrower and each other Guaranteed Party), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Secured Credit Card Agreement or any Permitted Hedging Agreement or other instrument evidencing any liability of the Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to such Creditor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Creditor.

            20. (a) This Guaranty and the rights and obligations of the Creditors and of the undersigned hereunder shall be governed by and construed in accordance with the law of the state of New York.

            (b) Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the state of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other credit document to which such Guarantor is a party that service of process was in any way invalid or ineffective. Each Guarantor hereby irrevocably appoints the Borrower as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

            (c) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in

                                                                       Exhibit D
                                                                         Page 10

any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (d) Each Guarantor hereby irrevocably waives all rights to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, the other Credit Documents or the transactions contemplated hereby or thereby.

            21. In the event that all of the capital stock or other equity interests of one or more Guarantors is sold or otherwise disposed of (to a Person other than the Borrower or a Wholly-Owned Subsidiary thereof) or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale, disposition or liquidation has been approved in writing by the Required Lenders (or all Lenders, if required by Section 12.12 of the Credit Agreement)), such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            22. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

            23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

            24. It is understood and agreed that any Subsidiary of Parent that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof (or an assumption agreement in form and substance satisfactory to the Administrative Agent) and delivering the same to the Administrative Agent.

            25. Notwithstanding anything else to the contrary in this Guaranty, the Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Credit Card Obligations and Hedging Obligations), and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the holders of at least a majority of the outstanding Credit Card Obligations and Hedging Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder). It is understood that the agreement in this Section 25 is among and solely for the benefit of the Lenders and that if the Required Lenders so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Creditor.

                                                                       Exhibit D
                                                                         Page 11

            26. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state of foreign law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the Guaranteed Obligations shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

            27. Each of the Administrative Agent and each Guarantor hereby acknowledges and agrees that this Guaranty amends and restates (and supersedes in its entirety) the Third Amended and Restated Subsidiary Guaranty.

                                      * * *

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:

P.O. Box 2959                        R. J. REYNOLDS TOBACCO COMPANY,
401 N. Main Street                      as a Guarantor
Winston Salem, NC 27102
Attn: Guy Blynn

                                     By:  /s/ Lynn L. Lane
                                        -------------------------------------
                                        Title: Senior Vice President & Treasurer

                                     RJR ACQUISITION CORP.,
                                     as a Guarantor

                                     By: /s/ Lynn L. Lane
                                        -------------------------------------
                                        Title: Vice President & Treasurer

                                     GMB, INC.,
                                        as a Guarantor

                                     By: /s/ Daniel A. Fawley
                                        -------------------------------------
                                        Title: Treasurer

                                     FHS, INC.,
                                        as a Guarantor

                                     By: /s/ Caroline M. Price
                                        -------------------------------------
                                        Title: President

                                     R. J. REYNOLDS TOBACCO CO.,
                                        as a Guarantor

                                     By: /s/ Lynn L. Lane
                                        -------------------------------------
                                        Title: Treasurer

                                     RJR PACKAGING, LLC,
                                        as a Guarantor

                                     By: /s/ Lynn L. Lane
                                        -------------------------------------
                                        Title: Treasurer

                                                                       Exhibit D
                                                                         Page 13

                                     BWT BRANDS, INC.,
                                        as a Guarantor

                                     By: /s/ Daniel A. Fawley
                                        -------------------------------------
                                        Title: Treasurer

Accepted and Agreed to:

JPMORGAN CHASE BANK,
as Administrative Agent for the Lenders

By /s/ Robert T. Sacks
  --------------------------------------------
  Title: Managing Director

                                      -13-